EXHIBIT 13.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

CHC Helicopter Corporation (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended April 30, 2005 (the “Report”).

I, Jo Mark Zurel, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as enacted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2005	[signed] Jo Mark Zurel
Jo Mark Zurel
Senior Vice-President & Chief Financial Officer

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